UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  July 2, 2009


   AEI NET LEASE INCOME & GROWTH FUND XIX LIMITED PARTNERSHIP
      (Exact name of registrant as specified in its charter)


   State of Minnesota               000-19838         41-1677062
(State or other jurisdiction   (Commission File      (IRS Employer
   of incorporation)                 Number)      Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
              (Address of Principal Executive Offices)


                           (651) 227-7333
       (Registrant's telephone number, including area code)



  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communication  pursuant  to  Rule  425  under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On July 2, 2009, the Partnership sold its 50% interest in a Tractor Supply Company retail store in Mesquite, Texas to ZYL Investments, L.L.C., an unrelated third party. The Partnership received net cash proceeds of approximately $1,336,000 for the property, which resulted in a net gain of approximately $196,100.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial  statements  of  businesses  acquired  -   Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Partnership had sold the property on January 1, 2008:

          The Partnership's Investments in Real Estate would have been reduced by $1,177,597 and its Current Assets
          (cash) would have increased by $1,336,000 and Partners'
          Capital would have increased by $158,403.

          For the year ended December 31, 2008, Income from Continuing Operations would have decreased $60,586, representing a decrease in rental income of $92,218, a decrease in depreciation expense of $30,155 and a decrease in property management expenses of $1,477. For the three months ended March 31, 2009, Income from Discontinued Operations would have decreased $17,547, representing a decrease in rental income of $25,086 and a decrease in depreciation expense of $7,539.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $1,082,239 to $1,021,653 and from $533,486 to $515,939, which would have resulted in Net Income of $49.17 and $25.33 per Limited Partnership Unit outstanding for the year ended December 31, 2008 and the three months ended March 31, 2009, respectively.

      (c) Shell company transactions - Not Applicable.

      (d) Exhibits.

          Exhibit 10.1 - Amendment to Purchase Agreement dated July 1, 2009 between the Partnership, AEI Net Lease Income & Growth Fund XX Limited Partnership and ZYL Investments, L.L.C. relating to the Property at 1740 North Beltline Road, Mesquite, Texas.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI NET LEASE INCOME & GROWTH FUND
                              XIX LIMITED PARTNERSHIP

                              By: AEI Fund Management XIX, Inc.
                                 Its:  Managing General Partner


Date:  July 8, 2009           /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer